PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2022
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT
Property, plant, and equipment primarily consists of hospitality assets such as Center Parcs UK and a portfolio of select-service hotels in the U.S.

The following table presents the useful lives of each hospitality asset by class:

Hospitality assets by class	Useful life (in years)
Building and building improvements	2 to 50 +
Land improvements	15
Furniture, fixtures and equipment	1 to 20

Hospitality properties are accounted for under the revaluation model with revaluation to fair value performed annually at December 31. Significant unobservable inputs (Level 3) in estimating hospitality property values under the revaluation method include estimates of replacement cost and estimates of remaining economic life.

Hospitality properties with a fair value of approximately $5.7 billion (December 31, 2021 - $2.5 billion) are situated on land held under leases or other agreements largely expiring after the year 2065.

On June 30, 2021, the partnership obtained control over a portfolio of select-service hotels (“Hospitality Investors Trust”) after converting its preferred equity interest and becoming the 100% common equity holder. The partnership’s investment in the subsidiary was accounted for as a financial asset prior to this date. This transaction was accounted for as a business combination.

The following table summarizes the amounts recognized as of the acquisition date for each major class of assets acquired and liabilities assumed, in addition to the consideration paid in connection with this business combination:

(US$ Millions)	Hospitality Investors Trust
Cash and cash equivalents	$50
Accounts receivable and other	74
Equity accounted investments	7
Property, plant and equipment	1,727
Total assets	1,858
Less:
Debt obligations	(1,319)
Accounts payable and other	(75)
Net assets acquired	$464
Consideration(1)	$464
(1)     Consideration includes $8 million of contingent consideration, with the balance related to the fair value of the partnership’s forfeited preferred equity interest.

There were no impairment indicators for the years ended December 31, 2022 and 2021.
The following table presents the change to the components of the partnership’s hospitality assets from the beginning of the year:

(US$ Millions)	Dec. 31, 2022	Dec. 31, 2021
Cost:
Balance, beginning of year	$5,723	$5,575
Additions	203	1,885
Disposals	(47)	(323)
Foreign currency translation	(363)	(83)
Manager Reorganization(1)	3,298	—
Impact of deconsolidation due to loss of control and other(2)	236	(1,331)
	9,050	5,723
Accumulated fair value changes:
Balance, beginning of year	763	488
Revaluation gains (losses) gains, net	727	930
Impact of deconsolidation due to loss of control and other(2)	29	(593)
Disposals	(1)	(65)
Provision for impairment	(93)	7
Foreign currency translation	(49)	(4)
	1,376	763
Accumulated depreciation:
Balance, beginning of year	(863)	(828)
Depreciation	(279)	(294)
Disposals	44	84
Foreign currency translation	76	13
Impact of deconsolidation due to loss of control and other(2)	(3)	162
	(1,025)	(863)
Total property, plant and equipment(2)	$9,401	$5,623
(1)See Note 32, Related Parties for further information on the Manager Reorganization.
(2)The current year reflects the reclassification of a mixed-use asset out of assets held for sale, and the reclassification of a student housing asset to held for sale. The prior year includes the reclassification of a hospitality portfolio to held for sale..
(3)Includes right-of-use assets of $393 million (December 31, 2021 - $204 million).